MITSUBISHI MOTORS CREDIT OF AMERICA,  INC.
Monthly Servicing Report  --  MMCA Auto Owner Trust 2001-2
June 1, 2002 through June 30, 2002


I.  ORIGINAL TRANSACTION  PARAMETERS
A.	Initial Receivables					778,534,166.28
B.	Level Pay Pool Balance of the Initial Rec		695,687,407.45
C.	Last Scheduled Pmt Pool Bal of the Initial Rec		82,846,758.83
D.	Notes
	1.	Class A-1
		a.	Initial Balance				146,169,000.00
		b.	Note Interest Rate			3.89750%
		c.	Noteholders' Final Sched Pmt Date	15-Jul-02
	2.	Class A-2
		a.	Initial Balance				94,000,000.00
		b.	Note Interest Rate			1-Month LIBOR + .10%
		c	Noteholders' Final Sched Pmt Date	15-Nov-03
	3.	Class A-3
		a.	Initial Balance				229,000,000.00
		b.	Note Interest Rate			1-Month LIBOR + .18%
		c.	Noteholders' Final Sched Pmt Date	15-Sep-05
	4.	Class A-4
		a.	Initial Balance				150,000,000.00
		b.	Note Interest Rate			1-Month LIBOR + .25%
		c.	Noteholders' Final Sched Pmt Date	15-Jul-06
	5.	Class B
		a.	Initial Balance				46,797,000.00
		b.	Note Interest Rate			5.7500%
		c.	Noteholders' Final Sched Pmt Date	15-Jun-07
E.	Certificates Initial Balance				53,998,116.60
F.	Servicing Fee Rate 					1.00%
		Servicing Fee Rate for Deferred Receivables
		during Deferral Period				0.25%
G.	Wtd Avg Coupon (WAC) of the Initial Receivables		6.083%
H.	Wtd Avg Original Term to Maturity  (WAOM) of
	the Initial Rec						59 months
I.	Wtd Avg Remaining Term to Maturity (WAM) of
	the Initial Rec						58 months
J.	Number of Initial Receivables				35,682
K.	Reserve Account
	1.	Initial Reserve Account Deposit
		Percentage of Initial Pool			1.00%
	2.	Reserve Account Deposit on the Closing Date	7,199,641.17
	3.	Specified Reserve Balance Percentage		2.25%
	4.	Specified Reserve Balance Amount		16,199,192.62
L.	Yield Supplement Account Deposit on the
	Closing Date						133,108.39
M.	Yield Supplement Over Collateralization Balance
	on Closing Date						58,570,049.68
N.	Adjusted Principal Balance of Initial Receivables	719,964,116.60

II.  INPUTS FROM PREVIOUS MONTHLY SERVICER REPORT
A.	Total Pool Balance					589,700,492.64
B.	Level Payment Pool Balance				515,170,719.78
C.	Last Scheduled Payment Pool Balance			74,529,772.86
D.	Notes
	1.	Class A-1
		a.	Prior Month Note Balance		0.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	2.	Class A-2
		a.	Prior Month Note Balance		74,894,800.81
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	3.	Class A-3
		a.	Prior Month Note Balance		229,000,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	4.	Class A-4
		a.	Prior Month Note Balance		150,000,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	5.	Class B
		a.	Prior Month Note Balance		44,906,797.03
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
E.	Certificates Balance					53,998,116.60
F.	Reserve Account Balance					14,872,748.08
G.	Yield Supplement Account Balance			0.00
H.	Payahead Account Balance				86,253.35
I.	Yield Supplement Over Collatralization Balance 		36,900,778.20
J.	Deferred Receivables					0.00
K.	Cumulative Losses for All Prior Periods			19,931,496.10
L.	Weighted Average Coupon (WAC)				5.938%
M.	Weighted Average Remaining Term to Maturity  (WAM) 	46.57
N.	Number of Contracts					32,122
O.	Total Subsequent Receivables Sold as of
	Related Cutoff Dates
	1.	Level Pay Balance				0.00
	2.	Last Scheduled Payment Balance			0.00
	3.	Total						0.00

III.  INPUTS FROM THE INVESTOR REPORTING SYSTEM
A.	Precomputed Contracts Level Payment Principal
	1.	Scheduled Principal Reduction			174,511.89
	2.	Prepayments in Full				79,588.98
	3.	Repurchased Receivables Principal 		0.00
	4.	Repurchased Receivables Interest		0.00
B.	Total Collections for Precomputed Contracts 		301,837.12
C.	Precomputed Contracts - Principal on Last
	Scheduled Payments
	1.	Collected Principal				20,098.97
	2.	Repurchased Receivables Principal 		0.00
	3.	Repurchased Receivables Interest		0.00
	4.	Last Scheduled Payment Principal Paid
		in Full Prior to Month of Maturity		20,098.97
	5.	Last Scheduled Payment Principal Due on
		Loans Matured This Month			0.00
D.	Simple Interest Contracts - Level Payment
	1.	Principal Reduction				12,289,343.14
	2.	Collected Principal				12,282,301.30
	3.	Collected Interest				2,575,930.21
	4.	Repurchased Receivables Principal 		0.00
	5.	Repurchased Receivables Interest		0.00
E.	Simple Interest Contracts - Principal on
	Last Scheduled Payments
	1.	Collected Principal				201,419.02
	2.	Repurchased Receivables Principal 		0.00
	3.	Repurchased Receivables Interest		0.00
	4.	Last Scheduled Payment Principal
		Collected Prior to Month of Maturity		201,419.02
	5.	Last Scheduled Payment Principal Due on
		Loans Matured This Month			0.00
F.	Yield Supplement Information
	1.	Yield Supplement Amount 			0.00
	2.	Specified Yield Supplement Account Balance	0.00
G.	Yield Supplement Over Collateralization			35,333,580.82
H.	Advances
	1.	Actuarial Advances
		a.	Beginning Actuarial Advances
			(or payments due prior to
			Cutoff Date)				124,346.58
		b.	Current Month Actuarial Advances 	43,110.59
		c.	Reimbursement of Actuarial Advances
			(or payments due prior to
			Cutoff Date)				36,967.23
		d.	Ending Actuarial Advances (or
			payments due prior to Cutoff Date)	130,489.94
	2.	Precomputed Loans - Last Scheduled
		Payment Advances
		a.	Beginning Last Scheduled Payment
			Advances				0.00
		b.	Current Month Last Scheduled
			Payment Advances			0.00
		c.	Reimbursement of Last Scheduled
			Payment Advances 			0.00
		d.	Ending Last Scheduled Payment
			Advances				0.00
	3.	Simple Interest Loans - Last Scheduled Payment
		Advances
		a.	Beginning Last Scheduled Payment
			Advances				0.00
		b.	Current Month Last Scheduled Payment
			Advance					0.00
		c.	Reimbursement of Last Scheduled
			Payment Advances			0.00
		d.	Ending Last Scheduled Payment
			Advances				0.00
	4.	Net Servicer Advances 				6,143.36
I.	Payahead Account Activity
	1.	Net Increase/(Decrease) in Payahead
		Account Balance					(23,240.54)
	2.	Payahead Balance of Loans Defaulted
		this Period					11,877.42
	3.	Deposit to Payahead Account for
		Subsequent Receivables Sold This  Period	0.00
	4.	Ending Payahead Balance 			63,012.81
J.	Rule of 78s Payment					0.00
K.	Weighted Average Coupon of Remaining
	Portfolio (WAC)						5.936%
L.	Weighted Average Remaining Maturity (WAM)		45.69
M.	Remaining Number of Receivables				31,764
N.	Delinquent Contracts	Contracts		Amount
	1.	30-59 Days
		Delinquent	1354 	4.26%		25,827,266.63 	4.49%
	2.	60-89 Days
		Delinquent	348 	1.10%		6,700,598.03 	1.17%
	3.	90 Days or more
		Delinquent	186 	0.59%		3,358,953.22 	0.58%
	Net Loss and Defaulted Receivables
	Information
O.	1.	Vehicles Repossessed
		During Month 	98 			1,442,169.10
	2.	Loans Defaulted During
		the Month	122
	3.	Level Payment Principal Balance of
		Defaulted Receivables				1,655,854.36
	4.	Last Scheduled Payment Principal Balance
		of Defaulted Receivables			461,884.34
	5.	Level Payment Liquidation Proceeds		512,098.44
	6.	Last Scheduled Payment Liquidation Proceeds	6,834.31
	7.	Recoveries of Level Payment and Last
		Scheduled Payment on Previously
		Defaulted Receivables				1,028,319.28
P.	Pool Balances
	1.	Total Pool Balance				574,817,791.93
	2.	Level Pay Pool Balance				500,971,421.41
	3.	Last Scheduled Payment Pool Balance		73,846,370.52
	4.	Deferred Receivables				0.00
Q.	Principal Balance of Subsequent Receivables Sold
	This Period As of Subsequent Transfer Date
	1.	Level Pay Balance				0.00
	2.	Last Scheduled Payment Balance			0.00
	3.	Total Principal Balance				0.00

IV.  INPUTS DERIVED FROM OTHER SOURCES
A.	Reserve Account Investment Income			17,072.45
B.	Collection Account Investment Income			20,008.04
C.	Payahead Account Investment Income			103.78
D.	Yield Supplement Account Investment Income		0.00

V.  COLLECTIONS
A.	Level Payments Received (Excluding Repurchases)
	1.	Total Collections for Precomputed
		Contracts (Level Payment Only) 			301,837.12
	2.	Collected Principal on Simple Interest
		Contracts (Level Payment Only)			12,282,301.30
	3.	Collected Interest on Simple Interest
		Contracts (Level Payment Only) 			2,575,930.21
								15,160,068.63

B.	Last Scheduled Payment Principal Collections
	(Excluding Repurchases)					221,517.99
C.	Net Change in Payahead Account Balance 			23,240.54
D.	Net Liquidation Proceeds and Recoveries Received 	1,547,252.03
E.	Principal and Interest on Purchased or
	Repurchased Contracts 					0.00
F.	Exclusion of Rule of 78's Payments 			0.00
G.	Net Servicer Advances/(Reimbursements) 			6,143.36
H.	Net Swap Receipt					0.00
I.	Yield Supplement Amount 				0.00
J.	Available Funds						16,958,222.55

VI.  DISTRIBUTIONS
A.	Principal Distribution Amount
	1.	Total Scheduled Principal			13,315,503.33
	2.	Principal Carrryover Shortfall			0.00
	3.	Total Principal Distribution Amount		13,315,503.33
B.	Total Required Payment
	1.	Total Servicing Fee  				491,417.08
	2.	Net Swap Payment				1,060,997.33
	3.	Accrued Note Interest  Due
		a.	Class A-1				0.00
		b.  	Class A-2				113,007.93
		c. 	Class A-3 				359,784.44
		d.	Class A-4				243,833.33
		e.	Class B 				215,178.40
		f.	Total Accrued Note Interest		931,804.10
	3.	Principal Distribution Amount Due
		a.	Class A-1 				0.00
		b.  	Class A-2 				12,116,716.86
		c. 	Class A-3				0.00
		d.	Class A-4				0.00
		e.	Class B 				1,198,786.47
		f.	Total Principal Distribution Amount	13,315,503.33
	4.	Total Required Payment 				15,799,721.84
	5.	Available Funds					16,958,222.55
	6.	Reserve Account TRP Draw Amount			0.00
	7.	Total Available Funds				15,799,721.84
C.	Current Period Payments
	1.	Servicing Fee paid				491,417.08
	2.	Interest Paid
		a.	Class A-1 				0.00
		b.  	Class A-2 				113,007.93
		c. 	Class A-3 				359,784.44
		d.	Class A-4				243,833.33
		e.	Class B					215,178.40
		f.	Total Interest Paid			931,804.10
	3.	Remaining Available Funds			14,376,500.66
	4.	Principal Payments
		a.	Class A-1 				0.00
		b.  	Class A-2 				12,116,716.86
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					1,198,786.47
		f.	Total Principal Payments		13,315,503.33
D.	Current Period Shortfalls
	1.	Interest Carryover Shortfall
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Total Interest Carryover Shortfall	0.00
	2.	Principal Carryover Shortfall
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Total Principal Carryover Shortfall	0.00
E.	Reserve Account
	1.	Beginning Reserve Account Balance		14,872,748.08
	3.	Plus: Reserve Account Investment Income		17,072.45
	4.	Less: Reserve Account Advance Draw Amount	0.00
	5.	Less: Reserve Account TRP Draw Amount		0.00
	6.	Reserve Account Balance before Deposit
		to Reserve Account				14,889,820.53
	7.	Specified Reserve Account Balance		16,199,192.62
	8.	Amount Necessary to Reinstate Reserve
		Account to Specified Reserve Balance 		1,309,372.09
	9.	Funds Available for Deposit to Reserve
		Account						1,158,500.71
	10.	Amount Deposited to Reserve Account		1,158,500.71
	11.	Reserve Account Investment Income
		Released to Seller				0.00
	12.	Ending Reserve Account Balance			16,048,321.24
F.	Excess Funds Deposited to Certificate
	Distribution Account					0.00
G.	Total Distributions					16,958,222.55

VII.  POOL BALANCES AND PORTFOLIO
	INFORMATION			Beginning		End
A.	Balances and Principal Factors	of Period		of Period
	1.	Total Pool Balance	589,700,492.64 		574,817,791.93
	2.	Total Pool Factor	0.7574497		0.7383334
	3.	Level Pmt Pool Bal	515,170,719.78 		500,971,421.41
	4.	Level Pmt Pool Factor	0.7405204		0.7201099
	5.	Last Sched Pmt Pool
		Bal			74,529,772.86 		73,846,370.52
	6.	Note Balance
		a.	Class A-1 	0.00 			0.00
		b.  	Class A-2 	74,894,800.81 		62,778,083.95
		c. 	Class A-3 	229,000,000.00 		229,000,000.00
		d.	Class A-4	150,000,000.00 		150,000,000.00
		e.	Class B		44,906,797.03 		43,708,010.56
		e.	Total		498,801,597.84 		485,486,094.51
	7.	Pool Factor
		a.	Class A-1 	0.0000000		0.0000000
		b.  	Class A-2 	0.7967532		0.6678520
		c. 	Class A-3 	1.0000000		1.0000000
		d.	Class A-4	1.0000000		1.0000000
		e.	Class B		0.9596085		0.9339917
	8.	Certificate Balance	53,998,116.60 		53,998,116.60
	9.	Certificate Pool
		Factor			1.0000000		1.0000000
	10.	Total Note and
		Certificate Balance	552,799,714.44		539,484,211.11
	11.	Yield Supplement Over
		Collatralization	36,900,778.20		35,333,580.82

B.	Portfolio Information
	1.	Wtd Avg Coupon of
		Portfolio (WAC)		5.938% 			5.936%
	2.	Wtd Avg Remaining Term
		to Maturity of
		Portfolio (WAM) 	46.57 			45.69
	3.	Remaining Number of
		Receivables		32,122 			31,764


VIII.  NET LOSS AND DELINQUENCY ACTIVITY
A.	Realized Losses for Collection Period			1,586,928.53
B.	Realized Losses for Collection Period Less
	Recoveries						558,609.25
C.	Cumulative Losses for all Periods  			20,490,105.35
D	Delinquent and Repossessed Contracts
				Contracts		Amount
	1.	30-59 Days
		Delinquent	1354 	4.26%		25,827,267	4.49%
	2.	60-89 Days
		Delinquent	348 	1.10%		6,700,598	1.17%
	3.	90 Days or more
		Delinquent	186 	0.59%		3,358,953	0.58%
	4.	Vehicles Repossessed
		During Collection
		Period		98 	0.31%		1,442,169


IX.  AVERAGE LOSS AND DELINQUENCY RATIOS
A.	Annualized Ratio of Realized Losses to Pool Balance
	for Each Collection Period
	1.	Second Preceding Collection Period		4.87%
	2.	Preceding Collection Period			4.35%
	3.	Current Collection Period 			3.23%
	4.	Three Month Average 				4.15%

B.	Annualized Net Loss					1.14%

C.	Ratio of Balance of Contracts Delinquent
	60 Days or More to the Pool Balance as of the End of
	the Collection Period.
	1.	Second Preceding Collection Period		1.22%
	2.	Preceding Collection Period			1.27%
	3.	Current Collection Period 			1.71%
	4.	Three Month Average 				1.40%

X.  RECONCILIATION OF COLLECTION ACCOUNT
A.	Transfers Into Collection Account
	1.	Transfer of Daily Collections			16,928,838.65
	2.	Yield Supplement Amount from MMCA		0.00
	3 	Net Swap Receipt				0.00
	4 	Net Servicer Advances (if positive) 		6,143.36
	5 	Reserve Account Draw for Total
		Required Payment 				0.00
	6 	Deposit from Payahead Account  			23,240.54
	7 	Collection Account Investment Income  		20,008.04
	8 	Total Transfers Into Collection Account		16,978,230.59
B.	Transfers from Collection Account
	1.	To Servicer
		a.	Total Servicing Fee			491,417.08
		b.	Rule of 78's Payment			0.00
		c.	Net Reimbursement of Servicer
			Advance or Payments Due Prior to
			Cutoff Date				0.00
		d.	Less:  Total Principal and Interest
			on Repurchases (Netted from
			Amounts Due Servicer) 			0.00
		e.	Total To Servicer (Net of Total
			Repurchases)				491,417.08

	2.	Total Required Payment Distributed
		(Net of Total Servicing Fee)			14,247,307.43
	3.	Deposit to Payahead Account 			0.00
	4.	Deposit to Reserve Account 			1,158,500.71
	5.	Deposit To Certificate Distribution Account
		a.	Excess Funds				0.00
		b.	Collection Account Investment Income	20,008.04
		c.	Total to Certificate
			Distribution Account			20,008.04
	6.	Total Transfers from Collection Account		16,978,230.59

XI.  RECONCILIATION OF RESERVE ACCOUNT
A.	Beginning Balance of Reserve Account			14,872,748.08
B.	Transfers Into Reserve Account
	1.	Reserve Account Deposit from Available Funds 	1,158,500.71
	2.	Reserve Account Investment Income 		17,072.45
	3.	Total Transfers Into Reserve Account		1,175,573.16
C.	Total Transfers In and Beginning Balance		16,048,321.24
D.	Distributions From Reserve Account
	1.	Transfer to Servicer for Reserve Account
		Advance Draw Amount				0.00
	2.	Transfer to Collection Account for
		Reserve Account TRP Draw Amount  		0.00
	3.	Reserve Account Investment Income
		to Seller (MART)  				0.00
	4.	Total Transfers From Reserve Account		0.00
E.	Ending Balance						16,048,321.24
F.	Total Distributions and Ending Balance			16,048,321.24

XII.  RECONCILIATION OF PAYAHEAD ACCOUNT
A.	Beginning Balance of Payahead Account			86,253.35
B.	Transfers Into Payahead Account
	1.	Net Payahead Transfer from Collection Account 	0.00
	2.	Payahead Account Investment Income 		103.78
	3.	Transfer from Pre-Funding Account
		for Subsequent Receivables			0.00
	4.	Total Transfers Into Payahead Account		103.78
C.	Total Transfers In and Beginning Balance		86,357.13
D.	Distributions From Payahead Account
	1.	Net Payahead Transfer to Collection Account 	23,240.54
	2.	Transfer Investment Income to Servicer 		103.78
	3.	Total Transfers From Payahead Account		23,344.32
E.	Payahead Account Ending Balance 			63,012.81
F.	Total Distributions and Ending Balance			86,357.13

XIII.  RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
A.	Beginning Balance of Yield Supplement Account 		0.00
B.	Transfers IntoYield Supplement Account
	1.	Yield Supplement Account Investment Income   	0.00
	2.	Total Transfers Into Yield Supplement Account	0.00
C.	Total Transfers and Beginning Balance  			0.00
D.	Distributions From Yield Supplement Account
	1.	Yield Supplement Amount to Collection
		Account (if not paid by MMCA) 			0.00
	2.	Transfer Investment Income to Seller (MART)  	0.00
	3.	Transfer Reduction in Specified Yield
		Supplement Account Balance to Seller (MART)	0.00
	4.	Total Transfers From Yield Supplement Account	0.00
E.	Specified Yield Supplement Account Ending Balance 	0.00
F.	Total Distributions and Ending Balance			0.00

XIV.  RECONCILIATION OF NOTE PAYMENT ACCOUNT
A.	Transfers Into Note Payment Account
	1.	Total Required Payment Distributed
		(less Total Servicing Fee) from
		Collection Account				14,247,307.43
	2.	Total Transfers Into Note Payment Account	14,247,307.43
B.	Distributions from Note Payment Account
	1.	Payments to Noteholders
		a.	Class A-1 				0.00
		b.  	Class A-2 				12,229,724.79
		c. 	Class A-3 				359,784.44
		d.	Class A-4				243,833.33
		e.	Class B					1,413,964.87
		f.	Total Payments to Noteholders		14,247,307.43
	2.	Ending Balance of Note Payment Account		0.00
C.	Total Distributions and Ending Balance			14,247,307.43

XV.  RECONCILIATION OF CERTIFICATE DISTRIBUTION ACCOUNT
A.	Transfers Into Certificate Distribution Account
	1.	Excess Funds Deposited from
		Collection Account				0.00
	2.	Collection Account Investment Income		20,008.04
	3.	Total Transfers into Certificate
		Distribution Account				20,008.04
B.	Distributions from Certificate Distribution Account
	1.	Payments to Certificateholders			20,008.04
	2.	Ending Balance					0.00
C.	Total Distributions and Ending Balance			20,008.04

XVI.  DISTRIBUTION SUMMARY
A.	Distributions From Collection Account
	1.	To Note Payment Account				14,247,307.43
	2.	To Servicer (MMCA) 				491,417.08
	3.	To Payahead Account				0.00
	4.	To Reserve Account 				1,158,500.71
	5 	To Certificate Distribution Account		20,008.04
	6.	Total Distributions From Collection Account	15,917,233.26

B.	Distributions From Reserve Account
	1.	To Collection Account 				0.00
	2.	To Seller (MART)				0.00
	3.	To Servicer (MMCA)				0.00
	4.	Total Distributions From Reserve Account

C.	Distributions From Payahead Account
	1.	To Collection Account				23,240.54
	2.	Investment Income to Servicer (MMCA) 		103.78
	3.	Total Distributions From Payahead Account	23,344.32

D.	Distributions From Yield Supplement Account
	1.	To Collection Account				0.00
	2.	Investment Income to Seller (MART)		0.00
	3.	Reduction in Specified Yield
		Supplement Account Balance to Seller (MART)	0.00
	4.	Total Distributions From Yield
		Supplement Account				0.00

E.	Total Distributions From All Accounts			15,940,577.58
F.	Total Distributions From All Accounts to:
	1.	Note Payment Account				14,247,307.43
	2.	Servicer (MMCA)					491,520.86
	3.	Seller (MART)					0.00
	4.	Collection Account 				23,240.54
	5.	Certificate Distribution Account		20,008.04
	6.	Reserve Account					1,158,500.71
	7.	Payahead Account				0.00
	8.	Yield Supplement Account			0.00
	9.	Total Distributions From All Accounts		15,940,577.58